Virtus NFJ Global Sustainability Fund,

a series of Virtus Strategy Trust

Supplement dated December 23, 2024, to the Summary Prospectus and the

Virtus Strategy Trust Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 29, 2024, as supplemented

Important Notice to Investors

Effective December 20, 2024, the Virtus NFJ Global Sustainability Fund (the “Fund”) was liquidated pursuant to a Plan of Liquidation. The Fund has ceased operations and is no longer available for sale. Accordingly, the Fund’s Summary Prospectus is no longer valid, nor are references to the Fund in the Virtus Strategy Trust Statutory Prospectus and SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VST 8060 NFJ Global Sustainability Fund Liquidation Supplement (12/2024)